EXHIBIT 10.30
                         UNITED AIRLINES

                                        February 28, 1995

Via facsimile:  206-237-1706

Mr. R. C. Nelson
Regional Director, Aircraft Contracts
Boeing Commercial Airplane Group P.O. Box 3707
Seattle, WA 98124-2207

Re: (1)  Letter Agreement 6-1162-DLJ-89lRl to Purchase Agreement
          No. 1670 dated December 18, 1990 as amended and supplemented among The Boeing Company and United Air Lines, Inc. and
          United Worldwide Corporation

    (2)   Boeing Proposal Letters 6-1162-MMF-045 & 6-1162-
          RCN-839 dated January 23, 1995

Gentlemen:

Reference is made to Letter Agreement No. 6-1162-DLJ-89lRl (the "Letter Agreement") to Purchase Agreement No. 1670 dated December 18, 1990(as previously amended and supplemented, including all previously executed letter agreements, the "Purchase Agreement") among The Boeing Company ("Boeing") and United Air Lines, Inc. ("United") relating to the sale by Boeing and the purchase by United (the "Buyer") of Model 747-400 aircraft; and reference is made to Boeing Proposal Letters 6-1162-MMF-045 and 6-1162-RCN-839 both dated January 23, 1995 (the "Proposal Letters").

This letter amendment (this "Letter Amendment"), when accepted by Buyer, will become part of the Letter Agreement and part of the Purchase Agreement, and will evidence our further agreement with respect to the matters set forth below. All terms used herein and in the Letter Agreement, and not defined herein, shall have the same meaning as in the Letter Agreement. If there is any inconsistency between the terms of this Letter Amendment and the Letter Agreement or the Purchase Agreement, the terms of this Letter Amendment will govern.


     *     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE COMMISSION
            PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.



                                        UNITED AIR LINES, INC.


                                        /s/ Douglas A. Hacker
                                        Douglas A. Hacker
                                        Senior Vice President -
                                        Finance



ACCEPTED AND AGREED TO
AS OF THE DATE SHOWN ABOVE:

THE BOEING COMPANY



By: /s/R.C. Nelson
Its: Attorney-in-Fact